Exhibit 10.6

English translation

License Authorization for Usage of Trademark

Trademark: CEEG

Licensor: China Electric Equipment Group Co., Ltd.

Address: 88 Shengtai Road, Jiangning Economic & Technical Development District, Nanjing

Postcode: 210000

Tel.: +86-25-52766699

Country: People’s Republic of China

Relicensing (yes or no): No

Licensee: CEEG (Nanjing) PV-Tech Co., Ltd.

Address: 88, Shengtai Road, Jiangning Economic & Technical Development District, Nanjing

Postcode: 211100

Tel.: +86-25-83275358

Country: People’s Republic of China

Name of Agency: China Trademark & Patent Law Office Co., Ltd.

Effective Date of the License Contract: February 9, 2006

Expiration Date of the License Contract: February 9, 2016

Trademark Registration Number: 470791-16, 4707924-2, 4707931-43, 470794-53

Class: 2-7, 11-14, 16-22, 24-2; 27-30, 32-33, 36, 38, 40, 42, 43

License Purpose: for ordinary business of CEEG (Nanjing) PV-Tech Co., Ltd

Licenser’s seal (signature):	Licensee’s seal (signature):
(Seal)	(Seal)

Note:

1. License of joint owned trademark shall be applied by a representative delegated by the co-owners, and this action shall be deemed as authorized by other co-owners.

2. The sub-licensor who applies for registration shall fill in the corresponding information of licensor, and shall remark in the volume of the sub-license.

3. This registration of the subject trademark is still pending, which shall owned by the Electric Equipment Group Co., Ltd. This contract shall remain effective after the trademark registration is completed formally.